EXHIBIT 10.10.1

LIST OF INDEMNITEES

Each of the individuals identified below is party to an indemnification agreement with ISTA Pharmaceuticals, Inc. in the form filed as Exhibit 10.10 to ISTA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007:

Vicente Anido, Jr., Ph.D.

Lauren P. Silvernail

Marvin J. Garrett

Kirk McMullin

Thomas A. Mitro

Kathleen McGinley

Timothy R. McNamara, Pharm.D.

Peter Barton Hutt

Kathleen D. LaPorte

Benjamin F. McGraw III, Pharm.D.

Dean J. Mitchell

Andrew J. Perlman

Wayne I. Roe

Richard C. Williams